Exhibit 10.13

Exclusive Licensing Agreement

專屬授權契約

Contract Parties:	3D GLOBAL BIOTECH INC. (Party A)
Yong Ding Biopharm Co., Ltd. (Party B)

立契約書人	三鼎生物科技股份有限公司	(以下簡稱「甲方」)
	永鼎醫藥股份有限公司	(以下簡稱「乙方」)

WHEREAS, Party A is the patent applicant of “METHODS OF CULTURING HUMAN CORNEAL LIMBUS CELLS” (U.S. Patent Application No. US15/967,401; Publication No. US20190062704A1), and owns the relevant know-how and technical data.

緣甲方為「培養人類角膜緣細胞之方法」（METHODS OF CULTURING HUMAN CORNEAL LIMBUS CELLS）於美國專利申請人（美國專利申請號：US15/967,401、公開號為US20190062704A1），並擁有相關專門技術與技術資料。

WHEREAS, Party B would like to cooperate with Party A in the development of relevant products by using the patent and relevant know-how related to the previously mentioned HUMAN CORNEAL LIMBUS CELLS (LSCs).

緣乙方希冀與甲方共同合作開發以前述人類角膜緣細胞(LSCs)專利暨相關專門技術衍生之相關產品。

WHEREAS, Party A agrees to cooperate with Party B in the development, and grant an exclusive license to Party B to use the specific LSC Exosomes in the aforesaid patent, as well as the related know-how and data, for the development of various products such as medical materials, new medicines, and cosmetics. The developed products can be used to treat eye dryness and other indications resulting from corneal-related inflammation.

緣甲方同意與乙方共同合作開發，並專屬授權乙方使用前述專利與相關專門技術及資料中的特定之LSCs外泌體，用於醫材、新藥、保養品等各式產品之開發。所開發之產品可應用於乾眼症等角膜相關發炎引起之適應症。

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Based on the foregoing, Party A and Party B hereby agree to enter into this Exclusive License Agreement (hereinafter referred to as “the Agreement”) as follows:

基於前述，甲、乙雙方同意簽署本專屬授權契約(以下簡稱「本契約」)如下：

I. DEFINITIONS

名詞定義

1.	Party A’s Patent and Know-How: refers to the patent application “METHODS OF CULTURING HUMAN CORNEAL LIMBUS CELLS” (U.S. Patent Application No. US15/967,401; Publication No. US20190062704A1, “Patent”) and the associated technology. For the avoidance of doubt, whether or not Party A obtains U.S. patent, the so-called technology includes the know-how of the LSC cell culture process and cell bank construction, and the know-how of exosome production (“Know-How”).

甲方專利與專門技術：此係指「培養人類角膜緣細胞之方法」（METHODS OF CULTURING HUMAN CORNEAL LIMBUS CELLS）於美國之專利申請案（以下簡稱「本專利」，包括美國專利申請號：US15/967,401、公開號為US20190062704A1）與技術。為免疑義，無論甲方是否取得美國專利，此處技術尚包括前揭LSC細胞培養製程與細胞庫建置工程以及外泌體生產之專門技術（以下簡稱「本技術」）。

2.	Party A’s Technical Data: refers to documents, data, records, drawings, reports, writings, publications, application materials, or other similar materials, generated using Party A’s Patent and Know-How.

甲方技術資料：此係指利用甲方專利與專門技術產出之相關文件、數據、紀錄、繪圖、報告、著作、出版、申請資料或類似之物。

3.	LSCs Exosome: refers to exosomes that are secreted by corneal limbus cells (LSCs).

LSCs外泌體：此係指透過角膜緣細胞（即LSCs）分泌取得之外泌體。

4.	Product: refers to products produced by using Party A’s Patent and Know-How, including, but not limited to, “Eye Buffer Derived from LSC Exosome,” “Eye Oil Derived from LSC Exosome,” “Therapeutic Contact Lens Derived from LSC Exosome,” “Dry Eye Drops Derived from LSC Exosome.”

本產品：此係指利用甲方專利與專門技術所衍生開發產品之合稱，包括但不限於「LSC外泌體衍生之眼緩衝液」、「LSC外泌體衍生之舒潤眼油」、「LSC外泌體衍生之治療型隱形眼鏡」、「LSC外泌體衍生之乾眼症眼藥水」。

5.	Party B’s Participating Researchers: refers to Party B’s personnel who are involved in the cooperation and/or sole development of the Product.

乙方參與研究人員：此係指乙方參與本產品合作及/或單獨開發之人員。

6.	Quarterly: refers to the following periods in each calendar year: “January through March,” “April through June,” “July through September,” and “October through December”.

每季：係指每年國曆「一月到三月」、「四月到六月」、「七月到九月」及「十月到十二月」。

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7.	Gross Sales: refers to the gross sales revenue generated from the sale of the Product by Party B, Party B’s affiliates, Party B’s commissioned sales agents, distributors or agents, or similarly related persons, without deduction of the sales returns or allowances. The Gross Sales does not include any royalties or other income received by Party B through sublicense to a third party.

銷售總額：係指乙方、乙方關係企業、乙方委託銷售商、經銷商或代理商或相類關係之人販售本產品所生之收入總額，且毋庸扣除銷售退貨及折讓。銷售總額不含乙方再授權第三人所收受之權利金或其他收入。

II. SUBJECT AND SCOPE of LICENSE

授權標的與範圍

1.	Subject of License: Party A’s Patent and Know-How, as well as Party A’s know-how in the technology of cell culture process, technology of cell bank construction, exosome purification and authentication technology, and exosome production, which are related to and/or derived from “METHODS OF CULTURING HUMAN CORNEAL LIMBUS CELLS” (see Attachment I). Party B obtains a global, exclusive license to use the licensed subject to develop, manufacture, offer for sale, sell, use, or import for the above purpose the Product.

授權標的: 甲方專利及專門技術，以及甲方與「培養人類角膜緣細胞之方法」（METHODS OF CULTURING HUMAN CORNEAL LIMBUS CELLS）相關及／或衍生開發中之細胞培養製程技術、細胞庫建置技術、外泌體純化暨鑑定技術、外泌體生產之專門技術(如附件一)。乙方取得全球性、專屬的授權，得利用授權標的就本產品為開發、製造、為販賣之要約、販賣、使用之行為，或為上述目的而進口本產品。

2.	Party A shall not, either independently or through a third party, develop products that have the same or similar indications or products related to LSCs Exosome.

甲方不得自行或使第三人開發相同適應症或類似適應症之產品、以及與LSCs外泌體相關之產品。

3.	Party B exclusively commissions Party A to perform product development services. The parties agree to enter into a separate product development agreement. For the purpose of researching and jointly developing LSC exosomes, Party B shall have the exclusive right worldwide to use, manufacture, commission the manufacture of, and reproduce Party A’s Patent and Know-How, as well as the right to import items or products directly made by the aforementioned methods for the aforementioned purposes. Party B may also use and reproduce Party A’s Technical Data for the aforementioned purposes.

乙方專屬委託甲方執行產品開發服務。甲、乙雙方同意另訂產品委託開發契約，基於研究與共同開發LSC外泌體之目的，由乙方於全球專屬使用、製造、委託他人製造、重製甲方專利與專門技術，及基於前述目的而進口該物或該方法直接製成之物的權利，乙方亦得基於前述目的而使用、重製甲方技術資料。

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4.	Based on Party A’s Patent and Know-How, Party A agrees that Party B may sublicense to a third party (hereinafter referred to as “Sublicensee”). Party B may sublicense all or part of the rights obtained under this Agreement to a third party. Party B shall notify Party A in writing at least fifteen (15) days prior to each sublicensing and provide Party A with a copy of the final version of the sublicense agreement for Party A’s confirmation.

基於甲方專利與專門技術，甲方同意乙方得再授權第三人（以下簡稱「被再授權人」），乙方得將其在本契約取得權利之全部或部分再授權第三人使用，惟乙方須於每次再授權前至少十五（15）日，以書面通知甲方，並提供最終版本之再授權合約書予甲方確認。

5.	The Party B agrees to entrust Party A with exclusive manufacturing services. Party A and Party B agree, after the signing of this Agreement, to enter into a separate product manufacturing agreement, which shall include, but not limited to “Eye Buffer Derived from LSC Exosome,” “Eye Oil Derived from LSC Exosome,” “Therapeutic Contact Lens Derived from LSC Exosome,” “Dry Eye Drops Derived from LSC Exosome” and other Product derived from Party A’s Patent and Know-How, subject to Party B’s written instructions.

乙方同意委託甲方專屬製造服務。甲、乙雙方同意於本契約簽訂後另訂產品委託製造合約，委託製造產品包括但不限於「LSC外泌體衍生之眼緩衝液」、「LSC外泌體衍生之舒潤眼油」、「LSC外泌體衍生之治療型隱形眼鏡」、「LSC外泌體衍生之乾眼症眼藥水」等基於甲方專利與專門技術衍生之產品，委託製造之產品項目以乙方書面指示為準。

6.	For the avoidance of doubt, the right that Party A grants to Party B under this Article shall include that, Party B may, if necessary, refer to Party A’s Patent and Know-How and/or Party A’s Technical Data as the Right of Reference or Use for the purpose of New Drug Application (NDA) for the Product.

為免疑義，甲方於本條授與乙方之權利應包括乙方於必要時得援引甲方專利與專門技術或甲方技術資料作為本產品新藥上市申請之資料使用權（Right of Reference or Use）。

7.	Party A and Party B understand that the co-development of the Product involves a degree of uncertainty. If either party encounters difficulties during the execution of this Agreement, and is unable to complete the phase objectives within the scheduled period in accordance with the “LSC Collaboration Plan (Attachment I)”, the other party shall be informed in writing in advance, and both parties shall consult amicably, and adjust the relevant timeframe in writing, or discuss termination matters.

甲、乙雙方充分瞭解此授權合作開發具有程度不確定性。若於本契約執行中，任一方遭遇困難，預計不能依「LSC合作計畫書（附件一）」之預定期間內完成階段目標，應提前以書面告知他方，雙方應友善協商，並共同以書面調整相關時程，或研商終止事宜。

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8.	If Party B requests to apply for the licensing recordation of the Patent, Party B shall be responsible for the recordation procedures and the relevant costs, but Party A shall provide the necessary assistance.

如乙方要求辦理本授權專利之授權登記時，所須之登記手續及費用由乙方負責，但甲方應提供必要之協助。

III. Product Development Royalties

本產品開發利益金

1.	After any Product jointly developed under this Agreement obtains the marketing authorization and begins to be launched in the market (hereinafter referred to as the “Launch Date”), Party B shall provide Party A with a report on the quarterly Gross Sales of the Product, due by the 20th of January, April, July, and October of each year. This report shall serve as the basis for the calculation of the Product’s development profit share. The payment term for the development profit share shall be 15 years from the Launch Date of each individual product.

透過本契約共同開發之任一本產品取得上市許可並於市場開始進行銷售（以下簡稱「上市日」）後，乙方應於每年1、4、7、10月前之20日提供乙方銷售本產品每季銷售總額之報表，作為核算本產品開發利益金之依據；其本產品開發利益金支付年限為個別本產品上市日起算15年。

2.	Starting from the first month following the Launch Date of the Product, Party B shall calculate the product development profit share at 10% of the quarterly Gross Sales of the Product. The calculated amount shall be paid to Party A by the 10th of the month following each quarter.

自本產品上市日起算第1個月起，乙方需按季以本產品每季銷售總額之10%計算產品開發利益金，並於次月10日前支付予甲方。

3.	The term “Gross Sales” as used in this paragraph refers to the total revenue derived from the sale of the Product in the global market by Party B, its affiliated entities, or any third party authorized by Party B. This amount shall be calculated without any deductions for any costs, expenses, taxes, allowances, or returns.

本條所稱之『銷售總額』，係指乙方、乙方關係企業、或乙方再授權之第三人，就本產品於全球市場的銷售所得總額，不得扣除任何成本、費用、稅負、折讓、退貨等。

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IV. Other Payments and Payment Terms

其他款項及付款方式

1.	Signature Deposit: US$1,000,000, which Party B agrees to pay within twenty (20) days after the effective date of this Agreement and receipt of Party A’s invoice, for the delivery of the “Feasibility Evaluation Report on Corneal Limbus Cells Technology.”

簽約金：乙方同意自本契約生效日起且收到甲方發票後二十（20）日內，支付甲方美元1,000,000元整作為甲方交付「角膜緣細胞技術可行性評估報告」之價金。

2.	Milestone License Fees: Party A and Party B shall endeavor to cooperate to complete the research and development of the following milestones. Party A shall provide technical and other assistance as commercially possible, and Party B shall pay Party A the following Milestone License Fees upon completion of the milestones as consideration for the licenses provided herein, with total Milestone License Fees/co-development amount of US$4,000,000.

階段授權金：甲乙雙方應致力合作完成以下各階段條件（milestones）之研究與開發。甲方應盡商業化的努力提供技術及其他一切協助，乙方應於各階段項目完成時支付甲方下述階段授權金，以作為本契約所提供授權之對價，階段授權金/合作開發總額為美元4,000,000元整。

Item 項次	Milestones 階段條件	Milestone License Fees (USD) 階段授權金(美元)
1. Development of LSC Cell Source LSC細胞源開發
1	Application with Medical Center for Clinical Specimens Collection 醫學中心臨床檢體收集案申請	480,000
2	SOP Document for Technique of Separating LSC Specimens 角膜緣檢體細胞分離技術SOP文件	230,000
3	LSC Cell Analysis/Assessment Report LSC細胞分析/鑑定報告	330,000

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2. Establishment of LSC Master Cell Banks LSC種源細胞庫建立
1	SOP Document for LSC Amplification LSC細胞擴增SOP文件	230,000
2	SOP Document for LSC Cryopreservation LSC凍存SOP文件	280,000
3. Cell Stability Examination of LSC LSC 細胞安定性驗證
1	Stability Examination Report of Master cell Master cell 安定性驗證報告	420,000
2	Stability Examination Report of Working cell Working cell安定性驗證報告	420,000
4. Raw Material Development of LSC Exosomes LSC外泌體原料開發
1	SOP Document of Exosomes Purification Process 外泌體純化製程SOP文件	230,000
2	Specification Analysis/Examination Report of Exosomes Characterization 外泌體特徵規格分析/驗證報告	200,000
3	SOP Document of Mass Production Process of Exosomes Raw Material 外泌體原料量產製程SOP文件	370,000
4	Three Batches of Trial Production Document of Exosomes Raw Material 外泌體原料三批次試產文件	300,000
5	Safety Verification Report (animal testing) of Exosomes Raw Material 外泌體原料安全性驗證(動物試驗)報告	310,000

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5. LensMate Eye Buffer LensMate眼緩衝液
1.	Product Consignment Development Agreement 產品委託開發合約	100,000
2.	FDA Approval for Type I Medical Material Certification FDA一類醫材認證取得	80,000
3.	Sale Certification of US OTC US OTC販售許可	20,000

(1)	Party B shall notify Party A in writing within twenty (20) days after the completion of each milestone of the above mentioned items. If Party A considers that each milestone has been fulfilled but has not received the notification from Party B, it should contact Party B in a timely manner.

乙方應於前述各階段條件達成後二十（20）日內，以書面通知甲方。如甲方認為各階段條件已達成，惟未接獲乙方通知，應及時聯繫乙方。

(2)	Party A shall, in a timely manner, check whether Party B has completes each milestone upon receipt of Party B’s notification. Party B shall pay the Milestone License Fees to Party A within twenty (20) days after receipt of confirmation and invoice from Party A.

甲方應於接獲前述通知後，及時確認乙方是否已完成各階段條件。待乙方接獲甲方確認完成通知且乙方接獲甲方發票後，應於二十（20）日內支付該階段之授權金。

(3)	Fees of Patent: During the term of this Agreement, Party B agrees to pay the maintenance fees related to the Patent; the patent maintenance fee and the application fee of the derivative patent (if any) shall be borne by Party B. Party B is the owner of the relevant patent. Party B shall pay the relevant fees within twenty (20) days after receiving notice of payment from Party A.

專利費用：乙方同意支付本契約有效期間，本產品之專利維護費；衍生專利申請費用（如有）及專利維護費由乙方支付，乙方為專利所有權人。乙方應於接獲甲方通知付款後二十（20）日內支付相關費用。

(4)	Sub-license Fees

再授權金

(1)	Party B shall not sublicense any third party in accordance with this Article until Party B has paid the full amount of the Milestone License Fees as stipulated in Article IV. 2.

乙方應於支付完第IV條第2項所約定之全部階段授權金後，始得依本項約定再授權第三人。

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(2)	If Party B sub-licenses its rights in accordance with Article II. 4. to a third party, Party B agrees to pay 20% of the sub-license fees to Party A within twenty (20) days after signing the sub-license agreement and obtaining the sub-license fees.

乙方如依本契約第II第4項再授權第三人，乙方同意於再授權合約簽署後並取得再授權金後二十（20）日內，支付再授權所得的百分之20予甲方。

(3)	For the manufacture and sale of the Product by the Sublicensee, Party B shall still contribute to Party A the sales amount of the third party by the Sublicensee in accordance with Article III (Product Development Royalty), and shall not be exempted due to the fact that Party B does not manufacture or sell the Product by itself.

被再授權人就本產品之製造、銷售，乙方仍應依照第Ⅱ條第8項之約定，按被再授權人之銷售額提撥予甲方，不因乙方未自行製造、銷售而免除。

(4)	Party B shall notify Party A in writing at least fifteen (15) days prior to each sublicense and provide the final version of the sub-license agreement to Party A for confirmation; Party A may refuse to approve the sub-license if there is anything unfavorable to Party A in the sub-license agreement in relation to the payment of the Product Development Royalties.

乙方須於每次再授權前至少十五(15)日，以書面通知甲方，並提供最終版本之再授權合約書予甲方確認；如再授權合約中關於本產品開發利益金之約定有不利於甲方之情事，甲方得拒絕同意該次再授權。

(5)	Any disadvantage to Party A on the Product Development Royalty in the sub-license agreement means that the agreement on the Product Development Royalty in the sub-license agreement between Party B and the Sublicensee has been changed to Party A’s disadvantage as compared with the provisions in this Agreement, including but not limited to:

再授權合約中關於本產品開發利益金之約定有不利於甲方之情事，係指乙方與被再授權人簽訂的再授權合約中，關於本產品開發利益金的約定，相較於本契約的約定，變更了對甲方不利的內容，包括但不限於：

A.	Reducing the percentage of royalty payments;

降低利益金比例；

B.	Shortening the period for payment of Product Development Royaltiess;

縮短本產品開發利益金支付期間；

C.	Changing the basis of calculation of the Product Development Royalty of “Gross Sales”; 變更本產品開發利益金以「銷售總額」之計算基礎；

D.	Limiting Party A’s right to audit the Sublicensee.

限制甲方稽核被再授權人之權利。

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(6).	The amount payable by Party B to Party A under this Agreement shall be paid in full by remittance, without deduction of handling fees or other fees, and Party B shall notify Party A after remittance of such amount. The account designated by Party A is as follows:

乙方依本契約應支付甲方之款項應以匯款全額支付之，不得扣除手續費或其他各種費用，並於匯款後通知甲方。甲方匯款帳戶資料如下：

Bank: Cathay United Bank, Er Chong Branch（013-070）	匯款銀行：國泰世華銀行 二重分行（013-070）
Name of Account: 3D GLOBAL BIOTECH INC.	戶名： 三鼎生物科技股份有限公司
Account No.: 070035012166	匯款帳號： 070035012166

6.	Party B, due to business development needs, will appoint Party A to develop LSC Exosome raw materials and LensMate Eye Buffer. The development projects and contents are summarized in Article IV., Paragraph 2, Items 4 and 5, and the details of the development of Product content, timeframe, cost, etc. shall be subject to a separately-signed project appointment agreement.

乙方因業務發展需求，將委任甲方專案開發LSC外泌體原料及LensMate眼緩衝液，開發項目及內容彙總如第IV條第2項4、5所列，詳細開發產品內容、時程及成本等內容，另行簽署專案委任契約執行。

V. Party A’s Warranties

 甲方擔保條款

1.	Party A will endeavor to assist Party B in the manufacture of the Product.

甲方會盡力協助乙方製造本產品。

2.	Party A represents and warrants that, when this Agreement comes into effect, Party A’s Patent and Know-How or Party A’s Technical Data provided for the performance of this Agreement are in compliance with the laws and regulations in force at the time of signing this Agreement, and that Party A has not received any statement from any third party claiming that Party A’s Patent and Know-How or Party A’s Technical Data infringe on its intellectual property rights. Party A warrants that Party A’s Patent, Know-How and Technical Data are independently developed by Party A.

甲方聲明與保證本契約生效時，為履行本契約所提供之甲方專利與專門技術或甲方技術資料均符合簽約時之法令，且甲方未曾收到任何第三方主張甲方專利與專門技術或甲方技術資料侵害其智慧財產權之聲明。甲方保證提供之本產品專利與專門技術，以及專門技術資料，均係甲方獨立自主開發。

第 10 頁，共 23 頁

VI. Representations and Warranties

雙方聲明與保證

1.	Each Party represents and warrants that it is a company legally established, existing and operating in accordance with the laws of the Republic of China (“R.O.C.”), and that its principals, directors, supervisors and management team do not have any previous record of theft, robbery, banditry, fraud, breach of trust, misappropriation, malfeasance, corruption, or any other financial crime or poor credit record.

雙方聲明與保證其為依中華民國法令合法設立、存續與經營之公司，其負責人、董事、監察人與經營團隊並無任何竊盜、搶奪、強盜、詐欺、背信、侵占、貪瀆或其他金融犯罪或信用不佳之前科紀錄。

2.	Each Party declares and warrants that it has paid taxes in accordance with the tax laws of the R.O.C. or related laws and regulations, and that it has no record of any intentional tax evasion or unlawful tax filing, underpayment of employee’s labor and health insurance, etc., or any record of penalties imposed by the relevant competent authorities.

雙方聲明與保證其均有依照中華民國稅法或相關法令繳納稅賦，並無任何蓄意逃漏稅或違法申報、短繳員工勞健保等情形，或遭相關主管機關開罰之前案紀錄。

3.	Each Party represents and warrants that it will carry out and fulfill its rights and obligations under this Agreement, including, but not limited to, the manufacture, export, and sale of the Product.

雙方聲明與保證其會依照中華民國相關法令執行與履行本契約項下之權利義務，包括但不限於本產品之製造、出口與買賣。

4.	Each party represents and warrants to the other party that it has the lawful power and authority to enter into and perform this Agreement and that its execution and performance of this Agreement does not violate any laws or provisions.

雙方向他方聲明及保證其有合法之權力及權限簽訂及履行本契約，且其簽署及履行本契約，不違反任何法令。

5.	Each party represents and warrants to the other party that the documents provided by it are true and correct.

雙方向他方聲明及保證其所提供之文件均為真實正確。

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VII. Intellectual Property Rights

智慧財產權

1.	The R&D results existing prior to the signing of this Agreement shall remain the property of each party.

雙方於簽訂本契約前既有的研發成果仍各歸其原所有者。

2.	All research results, data and information generated by Party A and Party B for performing the research and development of this Agreement shall be owned by Party B and shall be the Confidential Information as per Article VIII of this Agreement. Party A may use the relevant information with Party B’s consent.

甲、乙雙方為履行本契約研究開發所產生之所有研究成果、數據及資料，均由乙方所有，且均為本契約第VIII條之機密資訊。甲方經乙方同意得使用相關資料。

VIII. Confidentiality Obligations

保密義務

1.	The term “Confidential Information” as used in this Agreement means any information disclosed by either party (“Disclosing Party”) to the other party (hereinafter referred to as the “Recipient”) during the term of this Agreement in accordance with the purposes of this Agreement, including, but not limited to, information, techniques, methods, know-how, designs, market intelligence, samples, specifications, capacities, processes, efficacies, processing programs, equipment, software, hardware, databases, market development plans, R&D projects, articles and documents, related to research and development, business, operations, sales, finance, products, costs, pricing, quotations, and payment terms, information, data and results obtained through testing and analysis of samples supplied by the Disclosing Party, and the electronic files, copies, printed copies or verbal disclosure of such information, shall be Confidential Information as governed in this Agreement.

本契約所稱之「機密資訊」系指於本契約有效期間依據本契約目的，由任一方（以下簡稱揭露方）揭露予他方（以下簡稱接受方）之任何資訊，包括但不限於涉及研發、商業、營業、銷售、財務、產品、成本費用、價格、報價及付款條件的資料、技術、方法、Know-How、設計、市場情報、樣品、規格、產能、製程、功效、加工程式、設備、軟體、硬體、資料庫、市場開發計畫、研發項目、物品和文件，通過對揭露方所提供之樣品進行測試和分析所得到的資訊、資料和結果以及該等資訊之電子檔案、複本、列印本或以口頭方式揭露等，均屬本契約所規範之機密資訊範圍。

第 12 頁，共 23 頁

2.	The Recipient shall not disclose the Confidential Information to any third party without the written consent of the Disclosing Party; the Recipient’s organization members, employees, consultants, agents, distributors or contractors, may access to the Confidential Information if he/she has a work-related need to know and have entered into a contract with the Recipient with the same obligation of confidentiality. If necessary, the Recipient shall also provide a list of all members who have received Confidential Information at the request of the Disclosing Party. If any of the aforementioned members of the Recipient violates the provisions of this Agreement, the Recipient shall be deemed to be in breach of this Agreement and shall be fully liable for indemnification and other obligations under this Agreement, and shall not be able to rely on the exhaustion of its duty of supervision or any other reasons as an exemption from liability.

接受方未獲揭露方以書面同意，不得將該機密資訊洩漏與任何第三人，然接受方之組織成員、在職員工、顧問、代理人、經銷商或承攬商，如於職務上有必要知悉，且與接受方簽訂有相同保密義務之約定者，不在此限。必要時，接受方並應依揭露方之要求，提供所有收受機密資訊之成員清單。若接受方之前述成員違反本契約之約定，視為接受方違約並須依本契約負完全之賠償責任並承擔其他責任，且不得以已盡監督責任或其他任何理由，作為免責之主張。

3.	The Recipient shall not use the Confidential Information for any purpose other than the purpose of this Agreement, nor shall the Recipient copy or reverse engineer the Confidential Information without the written consent of the Disclosing Party.

接受方非經揭露方書面同意，不得就機密資訊有非本契約目的之使用，亦不得複製或反向工程解析機密資訊。

4.	The Recipient shall properly protect the Confidential Information from unauthorized disclosure or use by exercising a duty of care no less than the duty of care to protect its own Confidential Information, and shall not allow access to or acquisition of the Confidential Information by persons whose duties are not related to the Confidential Information, and such duty of care shall not be less than the duty of care of a good administrator.

接受方須以不低於保護自身機密資訊之注意責任妥適保護機密資訊以避免未經授權之揭露或使用，並不應使職務上與該機密資訊無關之人員接觸或取得該機密資訊，且該注意責任程度不得低於善良管理人之注意義務。

5.	When the Recipient learns that Confidential Information has been improperly or unlawfully disclosed, used or utilized, the Recipient shall immediately notify the Disclosing Party in order for the Disclosing Party to take the necessary protective measures, and the Recipient shall provide the relevant information and data and necessary assistance as requested by the Disclosing Party.

當接受方得知機密資訊遭不當或不法揭露、使用或利用時，接受方應立刻通知揭露方，以便揭露方採取必要之保護措施，接受方並應按揭露方要求提供相關資訊和資料及必要之協助。

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6.	All Confidential Information disclosed by the Disclosing Party to the Recipient shall remain the property of the Disclosing Party, and the Recipient shall, upon the request of the Disclosing Party or upon the expiration of the term of this Agreement, or upon the earlier termination or cancellation of this Agreement, immediately return to the Disclosing Party or destroy all of the Disclosing Party’s Confidential Information, including, but not limited to, the related materials, copies and documents. If requested by the Disclosing Party, the Recipient shall provide a written certification or undertaking that all materials, copies and documents relating to all Confidential Information have been returned or destroyed.

所有揭露方揭露予接受方之機密資訊仍屬揭露方所有，接受方應依揭露方要求，或於本契約期間屆滿、本契約提前終止或解除時，立即返還予揭露方或銷毀所有揭露方之機密資訊，包括但不限於相關資料、複印本和文件。如經揭露方要求，接受方應提供所有機密資訊之所有相關資料、複印本和文件已經返還或銷毀之書面證明或保證書。

7.	Notwithstanding the termination or cancellation of this Agreement, the Recipient shall be under a duty of confidentiality hereunder and shall indemnify the Disclosing Party against any breach thereof.

縱因本契約終止或解除，接受方亦須負本條之保密責任，若有違反，應賠償揭露方之損失。

IX. Audit

帳冊查核

1.	Party B shall, in accordance with the law, properly prepare and keep for at least five years the books, information, invoices and relevant certificates of each income from the sale of the Product. Party A may, after notifying Party B, assign its staff or accountant to Party B to check the aforesaid books, information and certificates. However, the aforesaid inspection shall be limited to once a year and shall be conducted during Party B’s general business hours, and Party A shall bear the cost of inspection at its own expense. Party B shall provide all necessary assistance to Party A’s inspection and shall allow Party A to make photocopies or transcripts of the books, information and certificates related to the Product.

乙方應依法妥善製作販賣本產品每一筆收入之帳冊資料、發票及有關憑證，並保存至少五年。甲方得於通知乙方後指派其員工或會計師至乙方查核前述帳冊、資料及憑證。但前述查核每年以一次為限，並應於乙方一般營業時間內為之，且由甲方自行負擔查核費用。乙方對甲方之查核行為應給予一切必要之協助，並應允許甲方影印或抄錄與本產品有關之帳冊、資料及憑證。

2.	Both parties shall be responsible for maintaining the confidentiality of the other party’s confidential information, including but not limited to books, data and certificates, known or held by the other party because of the provisions of this Article.

雙方對於因本條約定而知悉或持有他方之機密資料，包含但不限於帳冊、資料及憑證，應負保密之責任。

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X. Infringement Liability

侵權責任

1.	Party B agrees that in the event that Party B is accused of infringing a third party’s patent, copyright, trade secret or other intellectual property rights by using, implementing, reproducing, or modifying Party A’s Patent and Know-How in accordance with this Agreement, or by manufacturing or selling the Product, the parties shall jointly handle the dispute. The related costs (including but not limited to attorney’s fees) shall be borne by Party A.

甲方同意如乙方依本契約約定使用、實施、重製、修改甲方授權專利及專門技術，或因製造或販賣本產品，致被指控侵害第三人之專利權、著作權、營業機密或其他智慧財產權時，由雙方共同處理爭議，相關費用（包含但不限於律師費）由甲方負擔。

2.	If Party B exercises Party A’s Patent and Know-How in accordance with this Agreement and is found to have infringed on the rights of a third party and causes damage, Party A shall indemnify Party B, including: (1) return the Signature Deposit, license fee and all other fees paid by Party B, and (2) indemnify Party B including, but not limited to, attorney’s fees, litigation costs and settlement costs, etc. (provided that the amount of indemnification shall be limited to the total amount paid by Party B at the time of the occurrence of the damages). If the damage to Party A is caused by factors attributable to Party B, Party B shall indemnify Party A for the damages, including but not limited to attorney fees, litigation costs, and settlement costs (provided that the amount of indemnification shall be limited to the total amount paid by Party B at the time of the occurrence of the damages).

乙方依本契約約定行使甲方專利與專門技術之權利，如被認定侵害第三人之權利並發生損害時，甲方應對乙方負責，包括(1)返還乙方已支付的簽約金、授權金及其他一切費用，並應(2)賠償包括但不限於律師費用、訴訟費用及和解費用等(惟賠償金額以損害發生時，乙方已給付之總額為限)。如係可歸責於乙方之因素造成甲方損害時，乙方應賠償甲方損害，包括但不限於律師費用、訴訟費用及和解費用等，惟賠償金額以損害發生時，乙方已給付之總額為限。

3.	If Party B is involved in litigation due to the situation in the preceding two paragraphs, Party A shall provide Party B with relevant information, documents and articles. However, this does not apply if the infringement is due to reasons not attributable to Party A. Nevertheless, Party A shall still provide necessary assistance regarding its Patent, Know-How, and the Product.

乙方如因前項之情狀而涉訟時，甲方應提供乙方相關資料文件及物品；但前項之侵權行為係因不可歸責於甲方之事由所致者不在此限，惟甲方仍應就其專利與專門技術、本產品等方面提供必要協助。

4.	If Party B discovers that a third party has infringed upon the rights related to this Agreement, it shall immediately notify Party A. If the aforesaid infringement damages Party A’s rights, Party A may not only be represented by Party B to claim the rights on behalf of Party A, but Party A may also participate in the litigation to claim for the compensation. If Party B does not intend to take legal actions, Party A may take actions on its own, and Party B shall cooperate fully with Party A’s request and provide the necessary information. The compensation and/or settlements obtained from such third party infringement shall be allocated in proportion to the parties’ participation in the litigation/settlement and the costs incurred.

乙方如發現第三人有侵害本資料相關權利，應立即通知甲方。若前述侵權之情事有損害甲方之權利者，甲方除可由乙方代表其合併主張外，甲方另得參加訴訟以主張損害之賠償。若乙方不擬主張者，甲方得自行主張，屆時乙方應依甲方之要求全力配合並提供所需資料。因第三人侵權而獲得之賠償及/或和解金，應視雙方訴訟/和解參與及成本支出之比例分配。

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XI. Term of this Agreement

有效期間

1.	Unless otherwise agreed in this Agreement, this Agreement shall be effective from the effective date of this Agreement until the expiration of twenty (20) years after all the Product have/has been put on the market.

除本契約另有約定外，本契約有效期間自生效日起至所有本產品上市滿20年後終止。

2.	Party A may, by written notice to Party B six months prior to the expiration date of this Agreement, renew this Agreement for a period of five (5) years in accordance with the terms of the original Agreement. During the renewal term, the rights and obligations of both parties shall be governed by the original Agreement. If, upon the expiration of the renewal term, Party A again exercises its right of first refusal as provided in the preceding sentence of this paragraph 2, the same conditions shall apply. However, in the event of any written agreement between the parties, the terms of such agreement shall prevail.

甲方得於本契約期滿前6個月以書面通知乙方，按原契約條件優先續約5年；續約期間內，雙方權利義務依原契約約定；續約期滿經甲方再次依第二項前段約定行使優先續約權者，亦同。但雙方另有書面協議者，從其協議。

XII. Termination

契約終止

1.	If bothparties recognize that there has been a material delay in the milestones set forth in Article III, or if it is determined that the Product cannot be completed within the agreed-upon timeframe, either party may terminate this Agreement with the consent of the other by giving thirty (30) days’ written notice to the other party.

如雙方確認第三條規定之階段條件發生重大延誤，或是確定無法於約定時程完成本產品，任一方得於三十(30)日前以書面通知另一方，經對方同意後終止本契約。

2.	In the event of a breach by either party of any of the provisions of this Agreement, the non-fault party may give written notice to the other party to correct the breach within thirty (30) days. In the event of a material breach that is not corrected within the designated period of time, the non-fault party may terminate this Agreement by giving written notice to the other party.

任何一方違反本契約任一條款約定時，無過失之一方得以書面通知過失方於三十(30)日內改正。如有重大過失逾期未改正者，無過失之一方得以書面通知終止本契約。

第 16 頁，共 23 頁

3.	Either party may terminate this Agreement by written notice to the other party if any of the following events occurs and results in damage to its rights:

若有下列情事而致使權益受損時，任一方得以書面通知另一方終止本契約：

(1)	either party reorganizes or claims or is claimed to be reorganized

任一方重整或聲請或被聲請重整。

(2)	either party is dissolved or resolves to be dissolved or is ordered or ruled to be dissolved

任一方解散或決議解散或被命令或裁定解散。

(3)	either party merges or resolves to merge, becomes bankrupt or claims or is claimed to be declared bankrupt

任一方合併或決議合併，破產或聲請或被聲請宣告破產。

(4)	Either party’s major assets have been seized and the party is unable to pay its debts, or there are substantial facts to prove that there is a risk of the occurrence of the events in this paragraph.

任一方主要資產被查封，無法償還債務，或有相當事實足證有發生本款情事之虞者。

(5)	Either party has delayed payment of any significant amount to the other party, the other party may issue a written notice specifying a deadline for rectification. If the delayed payment is not corrected within the designated period of time as per the notice and constitutes a material breach, either party may terminate this Agreement

任一方延遲支付另一方任何一種重大款項，一方得以書面通知限期補正，未依通知適時補正且重大過失者，任一方得終止本契約。

(6)	False or inaccurate entries in Party B’s purchase and inventory reports or production and sales reports.

若乙方進銷存報告或生產及銷售報告有虛偽不實之記載者。

(7)	Either party commits a material breach of this Agreement, which it is effectively unable to rectify or the rectification of which would result in substantial damage to the other party.

任一方嚴重違反本契約約定，致事實上無法改正或改正致另一方所受損害甚鉅者。

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4.	Upon termination or cancellation of this Agreement, the Product that was manufactured prior to the termination or cancellation of this Agreement, the Product may continue to be sold for a period of [two] years after the date of termination or cancellation of this Agreement, provided that Party B shall pay Party A the License Fees and other charges for the Product in accordance with the provisions of this Agreement.

本契約終止或解除後，本產品係於本契約終止前製造完成者，該本產品得於本契約終止後[二]年內繼續販賣，乙方仍應依本契約之規定支付甲方本產品權利金等費用。

XIII. Special Agreements

特別約定

1.	In the event that Party B is dissolved by merger, division, acquisition or transfer of shares, or becomes a 100% owned subsidiary of another company, the rights and obligations under this Agreement shall be assumed by Party B’s successor company, surviving company, newly established company, or the parent company that acquires Party B (hereinafter collectively referred to as “Party B’s Successor Company”) in general.

乙方因合併、分割、收購或股份轉讓而消滅，或成為他公司100%持有之子公司時，本契約之權利義務應由乙方之繼受公司、存續公司、新設公司或收購乙方之母公司（以下合稱「乙方之繼受公司」）概括承受。

2.	Party B shall, within 30 days prior to the occurrence of the aforesaid event, reach an agreement with Party B’s Successor Company to assume this Agreement and cause Party B’s Successor Company to re-sign this Agreement or issue a written statement unconditionally agreeing to assume this Agreement before Party B is dissolved or becomes a subsidiary company.

乙方應於前述事由發生前30日內，與乙方之繼受公司約定由其承受本契約，並使乙方之繼受公司於乙方消滅或成為子公司前，重新簽署本契約或出具無條件同意接續本契約之書面聲明。

XIV. General Items

一般條款

1.	Business tax arising from the performance of the Agreement shall be borne by Party B, stamp duty shall be borne by each party, and other taxes shall be borne by the party who incurred them.

因契約之履行所衍生之營業稅由乙方負責，印花稅各自負擔，其它稅賦由發生之一方負擔。

2.	This Agreement shall not be modified without the written consent of both parties. If there is a need for amendment, both parties agree to amend this Agreement in good faith, and the same applies to any other unfinished matters.

本契約未經甲、乙雙方書面同意，不得任意修改。如有修訂之必要時，雙方同意以誠實信用之態度，協議修訂之，如有其他未竟事宜時，亦同。

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3.	Except as otherwise provided in this Agreement, neither party shall assign this Agreement or its rights and obligations hereunder, in whole or in part, to a third party without the prior written consent of the other party.

除本契約另有約定外，任一方未經他方當事人事前書面同意，不得將本契約或其基於本契約之權利及義務全部或任何部分轉讓予第三人。

4.	In the event that any provision of this Agreement is invalidated because of a violation of a mandatory or prohibited provision of law, the parties agree that such violation shall be invalid only with respect to that portion, and shall not affect the validity of the other provisions of this Agreement.

本契約任何規定如因違反法律強行或禁止規定致無效時，雙方同意僅就該抵觸部分為無效，不影響本契約其他條款之效力。

5.	Both parties agree that the documents to be expressed in writing shall be addressed to the designated contact person and contact method specified below. In case of any change in the contact person and contact method, both parties shall notify each other in writing, and the change shall be effective from the date when the written notice is received:

雙方同意應以書面表示之文件，均以下指定之聯絡人及聯絡方式為準。雙方之契約聯絡人及聯絡方式如有異動，應以書面通知對方，並自書面通知到達日起生效：

Party A:

甲方

3D GLOBAL BIOTECH INC.

三鼎生物科技股份有限公司

地址：新北市汐止區新台五路1段99號21樓之1

Address: 21F.-1, No.99, Sec. 1, Xintai 5th Rd.,

Xizhi Dist., New Taipei City

TEL: (02) 2697-1270#333 (Yuhao Chan)

電話：(02) 2697-1270#333 (詹育豪)

Email: james.chan@3dglobalbiotech.com.tw

信箱：james.chan@3dglobalbiotech.com.tw

Party B:

乙方

Yong Ding Biopharm Co., Ltd.

永鼎醫藥股份有限公司

地址：臺北市中山區南京東路2段101號12樓

Address: 12F., No. 101, Sec. 2, Nanjing E. Rd., Zhongshan Dist., Taipei City

TEL: (02) 2382-0330

電話：(02) 2382-0330

Email: ethanshen@udn-pharm.com

信箱：ethanshen@udn-pharm.com

第 19 頁，共 23 頁

6.	The validity of this Agreement and its interpretation shall follow the relevant laws and regulations of R.O.C. Matters not covered in this Agreement shall be resolved by mutual agreement between the parties in good faith. In case of disputes and lawsuits arising out of this Agreement, both parties agree that the Taiwan Taipei District Court shall be the court of first instance, except that in case of disputes relating to intellectual property, the Intellectual Property and Commercial Court shall be the court of first instance, and that the application of any applicable foreign-related civil laws, election laws or other relevant regulations shall be excluded.

本契約之效力與其釋義應遵循中華民國相關法律及規定。本契約未盡事宜，雙方應本誠信原則互相協議解決。如因本契約衍生之爭議與訴訟，甲乙雙方同意以台灣台北地方法院為第一審管轄法院，惟如係有關於智慧財產之爭議，則以應以智慧財產與商業法院為第一審管轄法院，並排除任何涉外民事法律適用法、選法或其他相關規定之適用。

7.	This Agreement and the Attachments hereto constitute the entire agreement between the parties with respect to the license and the cooperative development, and shall supersede all prior negotiations, contracts or agreements between the parties.

本契約及其附件構成雙方對本授權及合作開發之完整合意，並取代先前雙方先前一切協商、契約或合意。

8.	The Annexes shall have the same effect as this Agreement, except that in the event of any conflict between the two, this Agreement shall prevail.

附件之效力與本契約同，惟若兩者有牴觸時，以本契約為準。

9.	This Agreement is in two copies, Party A and Party B each keeps a copy of this Agreement.

本契約壹式貳份，由甲、乙雙方各執壹份為憑。

第 20 頁，共 23 頁

（以下為「簽署頁」）

3D GLOBAL BIOTECH INC. 三鼎生物科技股份有限公司	Yong Ding Biopharm Co., Ltd. 永鼎醫藥股份有限公司
Address: 21F.-1, No.99, Sec. 1, Xintai 5th Rd., Xizhi Dist., New Taipei City	Address: 17F, No.3, Yuan Qu St., Nangang Dist., Taipei City
地址：新北市汐止區新台五路1段99號21樓之1 By:__________________________________ 簽署人：	地址：臺北市南港區園區街3號17樓 By:__________________________________ 簽署人：
Title:	Title:
職稱：	職稱

Signature and effective date: 2024.06.19

簽署暨生效日：中華民國 113年06月19日

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Attachment I – Party A’s Patent and Know-How

附件一 甲方專利及專門技術

1.	Patent - METHODS OF CULTURING HUMAN CORNEAL LIMBUS CELLS

本專利--「培養人類角膜緣細胞之方法」（METHODS OF CULTURING HUMAN CORNEAL LIMBUS CELLS）

Patent/Application No. 專利證書號/申請號
1.	專利申請號：US15/967,401、公開號為US20190062704A1 Patent Application Number: US15/967,401, Publication Number: US20190062704A1

2.	Know-How

本專門技術

Title of Know-How 技術名稱
1.	Process of LSC Cell Culture (LSC細胞培養製程)
2.	Establishment of Cell Banks (細胞庫建置工程)
3.	Technique of Exosomes Purification/Assessment (外泌體純化暨鑑定技術)
4.	Production of Exosomes (外泌體生產)
5.
6.
7.
8.

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Attachment II - LSC Collaboration Plan

附件二 LSC合作計畫書

第 23 頁，共 23 頁